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                                                              Exhibit 99.B(j)(2)

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Shareholders and Board of Directors
ING Partners Inc.:

We consent to the use of our reports dated February 22, 2005 incorporated herein by reference and to the references to our firm under the headings "Financial Highlights" in the Prospectuses and "Independent Auditors" in the Statement of Additional Information.


                             /s/ KPMG LLP
Boston, Massachusetts
March 31, 2005